EXHIBIT 32

                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act
         of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of InfoSpi, Inc., a Nevada corporation, does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 of InfoSpi, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of InfoSpi, Inc.


Dated: March 9, 2009                              /s/ Harold Hartley
                                                  ------------------------------
                                                  Harold Hartley
                                                  Chief Executive Officer


Dated: March 9, 2009                              /s/ William R. Willard
                                                  ------------------------------
                                                  William R. Willard
                                                  Chief Financial Officer

The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.